EXHIBIT 10.12

               AMENDED AND RESTATED AGENCY AGREEMENT
               -------------------------------------


          AMENDED AND RESTATED AGENCY AGREEMENT (the "Agency
Agreement") made as of this 22nd day of February, 1995 by and between AMERICAN REAL ESTATE PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), and REGISTRAR AND TRANSFER COMPANY, a New York corporation (the "Agent").

          WHEREAS, the Partnership entered into an Agency Agreement with the Agent dated February 1, 1991 (the "Original Agreement") to appoint the Agent as transfer agent, registrar and disbursing agent of the Partnership in connection with its depositary units representing limited partner interest (the "Depositary Units"); and

          WHEREAS, the Partnership proposes to distribute at no cost to holders of record as of the close of business on February 24, 1995 of Depositary Units one subscription right for each seven Depositary Units held (the "Rights Offering"); and

          WHEREAS, in connection with the Rights Offering, the Partnership intends to issue a series of 5% cumulative pay-in-kind redeemable preferred units representing limited partner interests in the Partnership (the "Preferred Units"); and

          WHEREAS, the Partnership and the Agent desire to amend and restate the Original Agreement to appoint the Agent as transfer agent, registrar and disbursing agent of the Partnership with respect to the Preferred Units and confirm the Agent's appointment as transfer agent, registrar and disbursing agent with respect to the Depositary Units; and

          WHEREAS, the Agent desires to serve as transfer agent, registrar and disbursing agent of the Partnership in connection with its Depositary Units and Preferred Units.

          NOW, THEREFORE, in consideration of the mutual premises herein made and for other good and valuable consideration and intending to be legally bound, the parties hereto agree as follows:

     1.   Items to be Furnished to Agent
          ------------------------------

          The Partnership shall deliver to the Agent for its examination and retention simultaneously with the execution of this Agency Agreement a copy of the Partnership Agreement, as amended to date, a copy of the certificate of limited partnership of the Partnership, certified by the Secretary of State of the State of Delaware, a certificate of the Partnership's good standing in the State of Delaware and the following items certified by an authorized officer of the Partnership as being true, correct and complete and, as applicable, in full force and effect on the date hereof:
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          (a)  A copy of the Bylaws of American Property Investors,
               Inc. (the "General Partner);

          (b) A copy of the resolutions of the Board of Directors of the General Partner authorizing the appointment of the Agent as transfer agent, registrar and disbursing agent and the execution of this Agency Agreement by authorized officers;

          (c) A list of officers of the Partnership and directors of the General Partner, bearing their respective facsimile signatures, who are authorized to sign and furnish instructions and other information as required by the Agent; and

          (d)  A specimen certificate representing the Depositary
               Units and a specimen certificate representing the Preferred Units (together, the "Certificates").

     2.   Certificates
          ------------

          The Partnership shall furnish the Agent with a sufficient supply of blank Certificates in the form of the specimen Certificates delivered herewith and from time to time shall renew such supply upon the request of the Agent.

     3.   Maintenance and Safekeeping of Records, Cancelled
          Certificates
          ------------

          The Agent shall maintain such books of the Partnership and any other records required in the performance of its agency, and shall retain for safekeeping all cancelled Certificates. At the end of each calendar year, the Agent shall promptly deliver to the Partnership all cancelled Certificates which have accumulated and are more than one year old since cancellation. In addition, upon request of the Partnership, the Agent shall promptly deliver to the Partnership any records which have accumulated. The Partnership shall return any such records as may be requested by the Agent or any regulatory agency having jurisdiction over the same. The Partnership shall indemnify and hold harmless the Agent against all losses, liabilities, and expenses, including reasonable attorneys' fees, which may be incurred by reason of the failure of the Partnership to return the same.

     4.   Validity of Signatures
          ----------------------

          The Agent may act upon any signature or facsimile thereof lodged with the Agent or which the Agent believes in good faith to be genuine. When any officer of the Partnership shall no longer be vested with authority to sign for the Partnership on behalf of the Partnership, written notice thereof shall immediately be given to the Agent and, until receipt of such notice, the Agent shall be fully protected and held harmless in recognizing and acting upon any correspondence, certificates or instructions bearing the signature of

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such officer or a signature believed by it in good faith to be such genuine signature. Certificates bearing signatures or facsimiles thereof of persons heretofore and hereafter duly authorized to sign such Certificates may be issued from time to time regardless of whether any such person shall then be able or duly authorized to sign such Certificates, and the Agent, unless otherwise specifically instructed in writing, may use any such Certificates which may be on hand from time to time and such certificates may be issued with the same effect and validity as if such person were then able and authorized to sign certificates. From time to time, additional officers of the Partnership may be appointed by resolutions of the Board of Directors of the General Partner to sign Certificates or furnish instructions to the Agent on behalf of the Partnership.

     5.   Amendment of Governing Instruments
          ----------------------------------

          The Partnership shall file with the Agent a copy of any amendment to its Partnership Agreement or the Bylaws of the General Partner made after the date hereof, certified by an authorized officer of the Partnership or the General Partner, as the case may be, as being a true, correct and complete copy of such amendment in full force and effect on the date such certification is made.

     6.   Instructions and Advice Counsel
          -------------------------------

          When the Agent deems it desirable, it may apply to any officer of the Partnership or it may consult with counsel for the Partnership or the Agent's own counsel concerning any matter arising in connection with its agency. The Partnership agrees that the Agent shall be held harmless and indemnified from any liability, claim or expense, including reasonable attorneys' fees, in acting pursuant to instruction or the advice of counsel as aforesaid.

     7.   Limitations and Liabilities
          ---------------------------

          (a)  AGENT'S INDEMNITY.   The Partnership shall indemnify
and hold harmless the Agent, its employees and agents (hereinafter referred to severally and collectively as the "Agent Group"), from and against any loss, damage, liability or claim suffered, incurred by, or asserted against the Agent Group, including expenses of legal counsel arising out of, in connection with or based upon any act or omission by the Agent Group relating in any way to this Agreement or the Agent Group's services hereunder, so long as the Agent Group has acted in good faith and without gross negligence.

          (b) PARTNERSHIP INDEMNITY. The Agent shall indemnify and hold harmless the Partnership, its employees and agents and any persons who control the Partnership (hereinafter referred to severally and collectively as the "Partnership Group") from and against any loss, damage, liability or claim suffered, incurred by, or asserted against the Partnership Group, including expenses of legal counsel arising out of, in connection with or based upon any act or omission by the Agent relating in any way to the Agency

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Agreement or its services hereunder, so long as the Partnership Group has not acted in bad faith and/or with gross negligence.

     8.   Resignation and Termination
          ---------------------------

          The term of agreement will commence from the effective date of appointment and will run for a period of one (1) year with fees guaranteed for the entire period. Thereafter, the Agency Agreement will be automatically annually renewed.

     9.   Original Issue of Depositary Units and Preferred Units
          ------------------------------------------------------

          Upon the receipt of a duly executed Letter of Instruction from the Partnership signed by two (2) duly authorized officers, the Agent shall issue and countersign the Certificate or Certificates representing the appropriate number of Depositary Units and Preferred Units, bearing the facsimile signature of authorized officers of the Partnership and shall deliver such Certificates as instructed. The Agent shall record all such issuances.

     10.  Transfer of Units
          -----------------


          The Agent, as transfer agent, shall transfer Depositary Units and Preferred Units from time to time upon surrender of the Certificate or Certificates representing the units to be transferred, properly endorsed, accompanied by such documentation as the Agent deems necessary to evidence the authority of the transferor to make such transfer, and bearing evidence of payment of transfer taxes, if any, and upon cancellation of the Certificate or Certificates representing such units, to record and countersign a new Certificate or Certificates in lieu thereof signed by or bearing facsimile signatures of authorized officers of the Partnership and deliver such Certificate or Certificates to the presentor or designee.

     11.  Distributions
          -------------

          (a) DEPOSITARY UNITS. The Agent shall, as disbursing agent, distribute by check, distributions which may be allocated to the holders of Depositary Units of the Partnership pursuant to the instructions of the Partnership. The Partnership shall advise the Agent (in writing) of the date that such distribution is to be made the earlier of at least five (5) business days prior to such distribution date or the record date for such distribution, and shall advise the Agent of the total amount to be distributed to the holders of Depositary Units at least five (5) full business days prior to such date and shall provide New York Clearing House funds to the Agent at least one full business day prior to such distribution date.

          (b) PREFERRED UNITS. The Agent shall, as disbursing agent, distribute certificates representing Preferred Units which may be allocated to the holders of Preferred Units of the Partnership as annual distributions pursuant to the instructions of the Partnership. The Partnership shall advise the Agent (in writing) of the date that such distribution is to be made the earlier of at least five (5)

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business days prior to such distribution date or the record date for such distribution, and shall advise the Agent of the total amount to be distributed to the holders of Preferred Units at least five (5) full business days prior to such date and shall provide an adequate amount of certificates representing Preferred Units to the Agent at least five (5) full business days prior to such distribution date.

     12.  Replacement of Lost Distribution Checks
          ---------------------------------------

          In the event that any distribution check issued by the Agent pursuant to paragraph 11 hereof shall become lost or destroyed, the Agent shall issue a stop payment order against such check and shall thereafter issue a replacement check upon written order of the person entitled to receive such distribution.

     13.  Replacement of Lost Certificates
          --------------------------------

          In the event that any Certificate shall become lost or destroyed, the Agent shall issue a replacement Certificate or Certificates upon receipt of a request for replacement in writing by the beneficial owner accompanied by a properly sworn affidavit and a surety bond acceptable to the Agent. In such circumstances, the Partnership shall indemnify and hold harmless the Agent from and against all losses, liabilities and expenses, including reasonable attorney fees which may be incurred by reason of any loss relating to certificate replacement.

     14.  Delivery of Certificates by Mail
          --------------------------------

          When mail is used for delivery of Certificates, the Agent shall forward Certificates by mail or other means insured as to replacement in the event of non-receipt by the addressee within one
(1) year of the mail date or other such time period as may be specified by the then existing insurance agreements.

     15.  Governing Law
          -------------

          This Agency Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16.  Entire Agreement
          ----------------

          This Agency Agreement contains the entire agreement of the parties and no representations, inducements, promises or agreements oral or otherwise not embodied herein shall be of any force or effect. If any provisions of this Agency Agreement are held for any reason to be unenforceable, the remainder of this Agency Agreement shall nevertheless remain in full force and effect.

     17.  Exhibits
          --------

          Proposal submitted by the Agent dated February 1, 1991, is incorporated herein as Exhibit A.


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          Additional Fees and Services schedule submitted by the
Agent is incorporated herein as Exhibit B.


          IN WITNESS WHEREOF, the parties hereto have executed this Agency Agreement and affixed their corporate seals on the day and year first written.

                              AMERICAN REAL ESTATE PARTNERS, L.P.


                              By:  American Property Investors, Inc.
                                   General Partner


                                   By:/s/John P. Saldarelli
                                      _____________________________
                                      Title: Treasurer



Attest:/s/Diane P. Diblin          By:/s/Martin Hirsch
       ------------------             _____________________________
                                      Title: Vice President

                              REGISTRAR AND TRANSFER COMPANY


Attest:/s/*                      By:/s/Thomas L.Montrone
       __________________        __________________________________
       Assistant Secretary       Title: President
       Corporate Seal


* - illegible
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               EXHIBIT A - FEES AND SERVICES PROVIDED
               --------------------------------------

Agency Agreement - Registrar and Transfer Company (New York) and
American Real Estate Partners, L.P.

                                                   February 1, 1991


Registrar and Transfer Company will provide the transfer agency services to the American Real Estate Partners Limited Partnership for a fixed annual fee of $99,600 billed monthly at $8,300. This fee is guaranteed for a three year period. Services include those specified in the contract in addition to those noted below:

- The maintenance of a 1-800 telephone line for AREP unitholder inquiries;

- All transfer services including the issuance of certificates, examination of certificates to insure transferability, rejection of deficient items, archival of records as required by the SEC, replacement of lost certificates upon receipt of a satisfactory surety bond and other routine transfer services;

- Maintenance of all account details including current and prior addresses, demographic information, distribution details, certificated details, lost and replaced certificate details, and other pertinent information;

-    Storage of security records in accordance with SEC regulations;

- Processing of up to four cash distributions per year, providing outstanding check tapes to the financial institution for reconcilement, stopping and replacement of lost checks, and two copies of a distribution journal;

- Mailing up to three quarterly reports and one annual report, including the receipt of beneficial holder files from the General Partner;

- Preparation of up to twelve demographic reports indicating ownership positions annually;

- Continued processing of the exchanges for the remaining API units, validation of the units, research for un-exchanged holders, calculation and preparation of checks for past distributions, processing estate and replacement transactions and other processing as required by the exchange;

-    Preparation of special tapes for K-1 processing.
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                             EXHIBIT B
                             ---------

     Agent will receive an account administration fee of $3.50 per account per year with a minimum annual fee of $2,400. Agent will perform the following services for the following fees:


     Additional Fees and Services
     ----------------------------

     *    Coordination of Annual Dividend in Kind tax reporting;
          . . . . . . .  $0.25 per 1099 minimum distribution fee
          of $250.


     *    Certificate Issuance;
          . . . . . . .  $0.75 per certificate issued.


     Services not described in the Prospectus nor anticipated at the present time will be billed per appraisal.